Exhibit 99.1

Investor Relations Contact

Nicole Noutsios

NMN Advisors (for Procera Networks)

procera@nmnadvisors.com

1+510-315-1003

Media Contact

Fran Lowe

Engage PR (for Procera Networks)

flowe@engagepr.com

1+510-748-8200 x225

Procera Networks Announces Preliminary Revenue Results for Fourth Quarter of 2013

Fremont, CA – January 7, 2014 – Procera Networks, Inc. (NASDAQ: PKT), the global intelligent policy enforcement company, today reported preliminary revenue and bookings results for its fourth quarter and year ended December 31, 2013. Revenue for the fourth quarter and fiscal 2013 are now expected to be below the company's outlook issued on November 4, 2013.

Revenue for the year ended December 31, 2013 is expected to be in the range of $74.1 million to $74.6 million, or year-over-year revenue growth of 24% to 25%, as compared to the company's prior expectation of annual revenue growth of at least 30% for fiscal 2013. Revenue for the fourth quarter of 2013 is now expected to be in the range of $20.9 million to $21.4 million, or year-over-year quarterly revenue growth of 26% to 29%. Bookings for the fourth quarter and fiscal 2013 are expected to be approximately $22.5 million and $79.0 million, respectively. The company expects to meet its previously reported gross margin rate target range for the fourth quarter.

“Our fourth quarter performance is below the company's previous financial outlook primarily because of reduced orders from the U.S. Cable market that we believe reflects uncertainty and potential consolidation in that market. While we are disappointed by our total revenue performance, our growth drivers are intact and our competitive position remains strong,” stated James Brear, President and CEO of Procera Networks. “We plan to provide more perspective on our results during our upcoming earnings release and conference call.”

The above information is preliminary and subject to Procera Networks’ normal quarter-end accounting process and external review and audit by the company's independent registered public accounting firm. Details for the fourth quarter of 2013 and full-year earnings announcement and conference call will be announced at a future date.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements related to Procera Networks, Inc., including statements about the company’s expectations for fourth quarter of fiscal 2013 and full fiscal 2013 revenue and the company’s gross margin rate, on a non-GAAP basis, for the fourth quarter of fiscal 2013, the company’s competitive position and the company’s general outlook on the market. Statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the review and audit of the company’s financial statements for the fourth quarter and fiscal 2013; acceptance and adoption of Procera’s products; the company’s ability to service and upgrade its products; lengthy sales cycles and lab and field trial delays by service providers; our ability to obtain any follow-on orders from major customers; customers canceling orders; its dependence on a limited product line; its dependence on key employees; its ability to compete in our industry with companies that are significantly larger and have greater resources; its ability to protect its intellectual property rights in a global market; its ability to manufacture product quickly enough to meet potential demand; its ability to continue to integrate Vineyard Networks and realize anticipated benefits from the acquisition; and other risks and uncertainties described more fully in the company’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Procera Networks’ business are described in the "Risk Factors" sections of its Form 10-K filed for the year ended December 31, 2012 and its Form 10-Q filed for the quarter ended September 30, 2013, and other reports filed with the SEC, which are available free of charge on the SEC's website at http://www.sec.gov or on Procera’s website at http://www.proceranetworks.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements in this press release are based on information available to Procera as of the date hereof, and the company undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.